UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 22, 2006
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0001-338613 (Commission File Number)	16-1731691 (IRS Employer Identification No.)

1700 Pacific, Suite 2900
Dallas, Texas	75201
(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (214) 750-1771
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – OTHER EVENTS
Item 9.01 – FINANCIAL STATEMENT AND EXHIBITS
(c)	Exhibits
99.1	– Regency GP LP Unaudited Condensed Consolidated Balance Sheet at September 30, 2006

Item 8.01 – OTHER EVENTS
We are filing the unaudited condensed consolidated balance sheet of Regency GP LP at September 30, 2006, which is included as Exhibit 99.1 to this current report. Regency GP LP is the general partner of Regency Energy Partners LP.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENCY ENERGY PARTNERS LP

By: Regency GP LP, its general partner

By: Regency GP LLC, its general partner

/s/ Lawrence B. Connors

By:	Lawrence B. Connors
Vice President of Accounting and Finance (Duly Authorized Officer and Chief Accounting Officer)
November 22, 2006